UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 13, 2007


                          Pro Tech Communications, Inc.
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             (Exact name of Registrant as specified in its charter)



          Florida                     000-28602                 59-3281593
----------------------------       ---------------        ----------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)            Identification No.)


375 Bridgeport Avenue, 2nd Floor, Shelton, CT                       06484
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number including area code:               (203) 944-9533
                                                                ----------------

20 Ketchum Street, Westport, CT 06880
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(Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02.     Unregistered Sales of Equity Securities.

     On April 13, 2007, Pro Tech Communications, Inc. ("Pro Tech") issued to each of Irene Lebovics, Pro Tech's Chairman and Chief Executive Officer, and Cy
E. Hammond, Pro Tech's Senior Vice President and Chief Financial Officer, a 15% promissory note in the principal amount of $2,872.50 for which Pro Tech received an aggregate of $5,745 in cash in order to fund certain working capital requirements. The notes are due six months from the date of issuance and are secured by a first priority security interest in substantially all of the assets of Pro Tech.

     In conjunction with the issuance of the notes, Pro Tech issued each of Ms. Lebovics and Mr. Hammond a five-year warrant to acquire up to 300,000 shares of Pro Tech common stock at an exercise price of $0.011 per share, which was the fair market value of Pro Tech common stock on the date of issuance.

     The issuance of the notes and warrants was not registered under the Securities Act of 1933, as amended, in reliance upon the exemption set forth in
Section 4(2) of the Securities Act relating to transactions by an issuer not involving a public offering.


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


Item 9.01.     Financial Statements and Exhibits.

(c) Exhibits

10.1(a)        Form   of   Secured   Promissory   Note   issued   by  Pro   Tech
               Communications, Inc.

10.1(b)        Schedule  of  Secured   Promissory   Notes  issued  by  Pro  Tech
               Communications, Inc. on April 13, 2007.

10.2(a)        Form of Warrant issued by Pro Tech Communications, Inc.

10.2(b) Schedule of Warrants issued by Pro Tech Communications, Inc. on April 13, 2007.

10.3 Security Agreement, dated as April 13, 2007 between Cy E. Hammond and Irene Lebovics and Pro Tech Communications, Inc.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  PRO TECH COMMUNICATIONS, INC.



                                                  By:  /s/  Cy E. Hammond
                                                       -------------------------
                                                       Cy E. Hammond
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date:  April 27, 2007


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